Exhibit 99.2 REFINITIV STREETEVENTS EDITED TRANSCRIPT Q3 2020 Fossil Group Inc Earnings Call EVENT DATE/TIME: NOVEMBER 11, 2020 / 10:00PM GMT REFINITIV STREETEVENTS | www.refinitiv.com | Contact Us 1 ©2020 Refinitiv. All rights reserved. Republication or redistribution of Refinitiv content, including by framing or similar means, is prohibited without the prior written consent of Refinitiv. 'Refinitiv' and the Refinitiv logo are registered trademarks of Refinitiv and its affiliated companies.

NOVEMBER 11, 2020 / 10:00PM GMT, Q3 2020 Fossil Group Inc Earnings Call CORPORATE PARTICIPANTS Gregory A. McKelvey Fossil Group, Inc. - Executive VP & Chief Commercial Officer Jeffrey N. Boyer Fossil Group, Inc. - CFO, COO & Treasurer Kosta N. Kartsotis Fossil Group, Inc. - Chairman & CEO CONFERENCE CALL PARTICIPANTS Christine Greany The Blueshirt Group, LLC - MD PRESENTATION Operator Good afternoon, ladies and gentlemen, and welcome to the Fossil Group Third Quarter 2020 Earnings Call. (Operator Instructions) This conference call is being recorded and may not be reproduced in whole or in part without written permission from the company. Now I'll turn the call over to Christine Greany of the Blueshirt Group to begin. Christine Greany The Blueshirt Group, LLC - MD Hello, everyone, and thank you for joining us. With us today on the call are Kosta Kartsotis, Chairman and CEO; and Jeff Boyer, Chief Operating Officer and CFO; and Greg McKelvey, EVP and Chief Commercial Officer. I would like to remind you that information made available during this conference call contains forward-looking information, and actual results could differ materially from those that will be discussed during this call. Fossil Group's policy on forward-looking statements and additional information concerning a number of factors that could cause actual results to differ materially from such statements is readily available in the company's Form 8-K and 10-Q reports filed with the SEC. In addition, Fossil assumes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. All references to sales during today's call reflect constant currency results unless otherwise indicated. Please note that you can find a reconciliation and other information regarding non-GAAP financial measures discussed on this call in Fossil's earnings release, which was filed today on Form 8-K and is available in the Investors section of fossilgroup.com. With that, I will turn the call over to Kosta to begin the formal remarks. Kosta N. Kartsotis Fossil Group, Inc. - Chairman & CEO Good afternoon, everyone, and thank you for joining us today. We hope everyone is staying healthy and safe. We would like to start by expressing our gratitude to the entire organization for delivering strong execution in the third quarter. Our financial performance exceeded our expectations, and we continue to make progress on our 4 strategic priorities. During the past 8 months, our teams have demonstrated tremendous resilience and an ability to navigate extremely dynamic market conditions. We appreciate their ongoing commitment to Fossil, and we'll continue to prioritize the health and safety of our employees, our customers and the communities we serve. In the third quarter, we achieved net sales of $435 million on a reported basis and strong gross margins while continuing to reduce our operating expenses. This enabled us to deliver adjusted EBITDA of $44 million, a 7% increase versus a year ago. From a global business perspective, sales trends were fairly consistent across all 3 regions, which includes the Americas, Europe and Asia. Notably, we saw continued acceleration across our owned and third-party digital channels, strong growth in Mainland China and modest improvement among the majority of our wholesale partners. Sales on a constant currency basis were up 66% on our own e-commerce sites globally and third-party e-commerce increased 44% in the quarter. As expected, digital growth rates tempered somewhat from Q2 when brick-and-mortar locations were essentially closed across the globe. Core digital sales through our own e-commerce sites and third-party marketplaces represented nearly 30% of our sales mix in the quarter, demonstrating the importance of this channel and our ability to meet increasing consumer demand. REFINITIV STREETEVENTS | www.refinitiv.com | Contact Us 2 ©2020 Refinitiv. All rights reserved. Republication or redistribution of Refinitiv content, including by framing or similar means, is prohibited without the prior written consent of Refinitiv. 'Refinitiv' and the Refinitiv logo are registered trademarks of Refinitiv and its affiliated companies.

NOVEMBER 11, 2020 / 10:00PM GMT, Q3 2020 Fossil Group Inc Earnings Call Our strongest performance on a regional basis was in Asia, reflecting continued growth in China. In Q3, Mainland China represented over 40% of Asia region sales and increased 55% due to online growth in both our own and third-party e-commerce sites. Our performance in China was offset by COVID-related impacts, felt most significantly in Korea and India. Globally, traffic and conversion trends in our stores were fairly similar to last quarter with traffic down approximately 54% and conversion up about 16%. In the U.S., conversion rates are being helped by ship from store and buy online, pickup in the store. Our wholesale partners in the Americas and Europe are indicating similar traffic and conversion trends in stores, partly mitigated by the strength in their e-commerce businesses. Our indirect sales channel revenue was down 19% globally year-over-year, primarily driven by contraction in the wholesale segment, partly offset by growth of 44% in our third-party e-commerce channel. We are navigating the uncertain global environment by remaining agile and planning conservatively as we execute against the 4 strategic priorities we laid out at the beginning of 2020. Let me update you on our initiatives. First is storytelling and innovation. At Fossil, we are product and merchandising innovators at our heart. Delivering product excitement to the consumer is what keeps our teams energized and consumers engaged. As we approach holiday, consumer demand for traditional watches and jewelry appears to be rebounding. Notably, sales of Michael Kors watches and jewelry in our Americas region are improving with Emporio Armani watches and jewelry delivering high single-digit growth in Asia. In addition, demand for our Gen 5 connected product remains strong, and we're leveraging that with the introduction of a new Gen 5E offering. Our 5E smartwatch, which launched in October, delivers the features and styles that our customers love in a smaller size option. Both the 5E and our new Fossil smartwatch app are meeting with positive consumer response. We've also expanded our Hybrid HR offering, which combines the best looks of traditional watches with the connected features consumers want most. Initial response to this expanded assortment has been extremely positive. As we look ahead to next year, we feel great about our market positioning and product road map leading into 2021, which will include a software upgrade and be highlighted by the launch of an LTE product this spring. Moving now to our second strategic priority, commercial transformation. We have accelerated our investments in digital capabilities over the past few years, and we are seeing very strong results in the current environment. We've built a robust e-commerce platform and strong fulfillment capabilities, including BOPIS and ship from store that are serving us well during this period of heightened online consumer demand. At the same time, we're implementing more sophisticated digital marketing capabilities, which are driving efficiency and yielding strong ROIs on our digital marketing programs. An important distinction within our particular business model is the profit profile on our own e-commerce channel, which is margin accretive. As digital becomes a larger percentage of our overall business, we expect to expand our overall gross margin and drive increased segment profitability. We have a significant long-term opportunity in digital, and we'll continue to invest in additional capabilities in markets around the world. Our third strategic priority is expanding Fossil's opportunity in China and India. The momentum we were experiencing in those markets in 2019, characterized by double-digit growth, have been interrupted by the pandemic. Today, India remains under strict COVID restrictions. In Mainland China, however, the consumer recovery is well underway, and our sales increased by 55% in the quarter, as we mentioned earlier. Our fourth area of focus is our New World Fossil initiative. Under our 2.0 program, we remain on track to achieve expense savings of $100 million in 2020. While there have been some temporary COVID-related expense reductions this year, particularly in our second quarter, we have removed structural costs across payroll, marketing and rent. We also see additional opportunities to increase the productivity of our store portfolio through both lease negotiations or exits as we come up on natural lease expirations over the next 2 to 3 years. With holiday just ahead, we feel very good about Fossil's positioning, both strategically and operationally. We have product innovation in the market. We have a substantial digital presence supported by robust capabilities. We've been carefully managing inventories, and we're maintaining a strong balance sheet and a focus on managing our liquidity. Looking further ahead, we are positioning the business to deliver top line growth in 2021. Notwithstanding the pandemic uncertainty, we have a positive view of the total addressable watch market, the channel and regional opportunities and the innovation we'll be bringing to both the connected and the traditional categories. We appreciate the ongoing support of our partners and shareholders and wish everyone a safe and happy holiday season. REFINITIV STREETEVENTS | www.refinitiv.com | Contact Us 3 ©2020 Refinitiv. All rights reserved. Republication or redistribution of Refinitiv content, including by framing or similar means, is prohibited without the prior written consent of Refinitiv. 'Refinitiv' and the Refinitiv logo are registered trademarks of Refinitiv and its affiliated companies.

NOVEMBER 11, 2020 / 10:00PM GMT, Q3 2020 Fossil Group Inc Earnings Call Now I'll ask Jeff to provide some additional color around our financial performance. Jeffrey N. Boyer Fossil Group, Inc. - CFO, COO & Treasurer Thanks, Kosta. While net sales declined in the third quarter, we strengthened gross margins and reduced operating expenses. Our actions allowed us to improve profitability, increase cash flow and maintain a strong liquidity position throughout the quarter. On a reported basis, Q3 net sales totaled $435 million, down 19% versus a year ago. Top line results were better than expected, primarily due to strength within our Fossil and third-party e-commerce channels, high double-digit growth in Mainland China and modest improvement within the wholesale channel globally. From a regional lens, performance in the Americas was consistent with total sales trends, contracting approximately 20% on a constant currency basis. Trends were about 5 points softer than that in Europe and down mid-teens in Asia. Within the Asia region, Mainland China delivered a third consecutive quarter of growth. Sales increased 55% versus a year ago and 44% on a sequential basis. All sales channels in Mainland China demonstrated year-over-year growth with e-commerce expanding 90%. Within our direct-to-consumer business, our Fossil-owned e-commerce channel generated sales growth of 66%, while global comp sales in constant currency decreased 29%. In the third quarter, we ended with 431 stores, a net reduction of 5 stores from the prior quarter. Turning to category performance, sales trends improved sequentially across the board. Total watches declined 21% in constant currency. Traditional watch sales declined 24%, and connected watch sales decreased 5%. From a mix perspective, connected represented 19% of total watch sales in the quarter. Looking at gross margin. Third quarter gross margin expanded 120 basis points to 52.8% versus a year ago. The increase was primarily driven by favorable channel and region mix as well as fewer markdowns compared to prior year. We are anticipating a fairly promotional fourth quarter, but we believe our initiatives around product assortment and a higher mix of e-commerce and Asia sales will help us partially offset those pressures. Total operating expenses, which includes trade name impairment and restructuring costs, decreased more than $75 million or about 26%. Excluding trade name impairment and restructuring costs, SG&A expense was $207 million in the third quarter, down substantially compared to $264 million a year ago. This reflects structural cost reductions across several buckets, including payroll, marketing, travel, professional fees and services and contract labor. Structural cost reductions are generally a result of our New World Fossil 2.0 program, which remains on track to achieve our targeted savings of $100 million for the full year 2020. Looking further ahead, as Kosta mentioned, we're taking advantage of lease expirations to capture additional expense savings within our real estate portfolio. In the fourth quarter, we expect to close approximately 10 locations for a total of approximately 40 closures in full year 2020. From an earnings perspective, we generated significant improvement in adjusted EBITDA and operating income. Adjusted EBITDA came in at $44 million versus $41 million a year ago, while operating income increased to $18 million versus a $9 million loss in Q3 of last year. Diluted EPS was $0.31 in the quarter and included New World Fossil restructuring charges of $0.09 per diluted share. That's an improvement compared to a loss of $0.51 per diluted share in the prior year, which included noncash intangible asset impairment charges of $0.25 and restructuring expenses of $0.11, both on a diluted per share basis. Moving to the balance sheet and cash flow. We ended the third quarter with total liquidity of $356 million, consisting of $324 million of cash and cash equivalents and $32 million availability under our revolver. Total debt at quarter end was $239 million. Quarter end inventory totaled $360 million. That's down 37% from a year ago, primarily reflecting high levels of Gen 4 connected watch inventory last year. We have moved through the majority of our Gen 4 inventory thus far in 2020 and expect to clear through remaining goods by year-end. As we enter the holiday season and plan for 2021, we are maintaining a conservative posture. Considering the current landscape, including the most recent lockdown measures in Europe, we anticipate that fourth quarter net sales on a reported basis will decline in the range of 30% to 40% versus last year. We are continuing to manage for liquidity and expect to end Q4 with a cash balance between $300 million and $325 million, which will leave us well positioned to meet our upcoming capital requirements in the first quarter of next REFINITIV STREETEVENTS | www.refinitiv.com | Contact Us 4 ©2020 Refinitiv. All rights reserved. Republication or redistribution of Refinitiv content, including by framing or similar means, is prohibited without the prior written consent of Refinitiv. 'Refinitiv' and the Refinitiv logo are registered trademarks of Refinitiv and its affiliated companies.

NOVEMBER 11, 2020 / 10:00PM GMT, Q3 2020 Fossil Group Inc Earnings Call year. Now I'll turn the call back to Christine to take us through some questions. QUESTIONS AND ANSWERS Christine Greany The Blueshirt Group, LLC - MD Thanks, Jeff. I have a few questions that are top of mind for investors that I'd like to turn to for a moment. The first one is for Kosta. Kosta, as you said, holiday is rapidly approaching. How do you feel about Fossil's positioning overall in terms of innovation and brand heat? And what's new on the product front for this season? Kosta N. Kartsotis Fossil Group, Inc. - Chairman & CEO Well, we actually think we're in pretty good shape considering the environment. And if you look at our brands, so Fossil, Michael Kors, Armani and Diesel, just to name a few, along with all the different product offerings we've put in the market, including traditional watches, smartwatches, jewelry and handbags, these are all great gifts for the holiday season, and we feel like we're in pretty good shape. Our teams have been doing everything they can to drive innovation across the portfolio, brands and categories, especially in our connected and traditional watch categories. So overall, we feel we're very well positioned during the holidays. On the connected watch front, our Gen 5 and our Gen 5E smartwatches have new capabilities like extended battery life, always-on display, enhanced sleep and fitness tracking and the new smaller size than Gen 5E should be a very strongly supported feature by consumers. And then, of course, there's Hybrids, which is really a unique product. For customers who love to look at traditional watches, but want the functionality of a connected watch, our HR Hybrid serves that bill. So including notifications and other smartwatch features, it has a heart rate sensor, activity tracking, sleep monitoring. And the best thing of all is the battery life is a 2-week time period, so you don't have to charge it up very night. In the traditional watch category, consumers are continuing to respond particularly well to our Emporio Armani product in China, and we're seeing increasing interest in Kors' product, both in China and in the United States. Broadly speaking, we are seeing improving trends and our brands returning to their classic looks with logos and strong signature elements. In Fossil, we're seeing strong response in sports and athletic trends, especially in our diver watch, which comes in a lot of different shapes, sizes and colors and should be a strong seller for holiday. I would also like to add that while we are very well positioned for the holiday season and have great new product in the market, we are retaining a conservative posture regarding sales. The health and safety issues are critical to all of us, and we expect that this will cause a shift to online shopping. But in any case, we are well prepared globally to help keep everyone safe and to deliver great product to our customers during the holiday season. Christine Greany The Blueshirt Group, LLC - MD Great. Thanks, Kosta. Jeff, can you help us understand how you're thinking about cash and liquidity in the fourth quarter? And then also your liquidity outlook for early next year? Jeffrey N. Boyer Fossil Group, Inc. - CFO, COO & Treasurer Sure, Christine. Given the ongoing uncertainty in the consumer environment, maintaining a strong liquidity position is absolutely one of our most important goals in the near term. As we look at our fourth quarter, we expect our liquidity position to remain fairly stable overall. We are expecting solid operating cash flow in the fourth quarter, which we'll use to fund our working capital needs. As we move into next year, we will have some contraction in our capital structure due to some required term loan amortization as well as reductions in our revolver due to lower inventory levels as we exit the year. So in the first half of next year, we expect to utilize some of our available liquidity to fund these structural changes as well as to bring some of our working capital balances closer to historical levels. Given our current outlook, we expect to have adequate liquidity throughout next year. REFINITIV STREETEVENTS | www.refinitiv.com | Contact Us 5 ©2020 Refinitiv. All rights reserved. Republication or redistribution of Refinitiv content, including by framing or similar means, is prohibited without the prior written consent of Refinitiv. 'Refinitiv' and the Refinitiv logo are registered trademarks of Refinitiv and its affiliated companies.

NOVEMBER 11, 2020 / 10:00PM GMT, Q3 2020 Fossil Group Inc Earnings Call Christine Greany The Blueshirt Group, LLC - MD Thank you, Jeff. A question now for Greg around digital. At a high level, how should we think about Fossil's digital agenda? And then if you can provide some granularity around digital sales and marketing, that would be great. Gregory A. McKelvey Fossil Group, Inc. - Executive VP & Chief Commercial Officer We've developed 3 pillars to our digital growth strategy. The first is our near-complete e-commerce migration to one global cloud-based platform in partnership with Salesforce. In addition to providing efficiencies and an improved customer experience overall, we're seeing a sustained 60% or greater increase in our conversion rate versus prior year and meaningful increases in average order value as a result of the features our teams have implemented, which include artificial intelligence-driven cross-sell and upsell, which serves up targeted and personalized content and recommendations throughout the online customer journey; a digital wallet suite that gives our customers an easy and flexible transaction, now also including an interest-free installment option powered by PayPal; an augmented reality tool that allows our customers to virtually try on a watch on their own wrist using the camera on their mobile device; a virtual selling pilot, where at the click of a button, our customers can enjoy the expert advice and personalization of an in-store sales associate who can not only offer advice, but also fulfill the order right there using our ship-from-store capability. Not only is this a great customer experience, it is also a really efficient use of our sales associates, store infrastructure and inventory assets. And lastly, our e-commerce, IT and logistics teams have partnered to not only rapidly implement and scale modern-day fulfillment capabilities, including buy online, pickup in-store; ship from store and curbside pickup, but also to significantly expand our e-commerce capacity in our warehouses to near flawlessly handle unforecasted and sustained peaks in online demand throughout the year. The work the teams have done is truly inspiring, but to see it show up in the results so quickly tells us we're definitely on the right track. Our second pillar is to be the watch category leader with the major third-party e-commerce marketplaces globally. So far this year, we've had great success partnering with Amazon, Tmall, JD.com, Zalando, Myntra and Flipkart, to name a few. But we are just getting started and are quickly leveraging learnings and best practices across our teams globally to fully unlock the growth that these global online marketplaces offer as they aggregate more consumers onto their platforms. And our third digital strategy pillar is to be the leader in our category, generating online sales by applying advanced digital marketing and analytics capabilities to uncover and create high ROI strategies and tactics and then aggressively increase marketing investment on a dynamic and daily basis. At the heart of this strategy is an emphasis on customer data acquisition and delivering sustained increases in customer lifetime value. Given the accretive economics of our e-commerce channel and relatively high average order value, the math in our business is telling us we have a significant opportunity to profitably accelerate our rate of customer data acquisition and then use automated post-purchase journeys in Salesforce to dramatically increase repeat purchase. We are extremely excited about the progress our teams are making so far this year and expect to see continued strong sales growth in our digital business over the holidays and for a number of years in the future. Christine Greany The Blueshirt Group, LLC - MD Thanks, Greg. Appreciate that. Now I'll turn the call back to Kosta for some closing comments. Kosta N. Kartsotis Fossil Group, Inc. - Chairman & CEO Well, thanks to everyone for joining us today. We greatly appreciate the ongoing support of our investors and wish everyone a healthy and safe holiday. Operator Ladies and gentlemen, this concludes today's conference call. Thank you for participating. You may now disconnect. REFINITIV STREETEVENTS | www.refinitiv.com | Contact Us 6 ©2020 Refinitiv. All rights reserved. Republication or redistribution of Refinitiv content, including by framing or similar means, is prohibited without the prior written consent of Refinitiv. 'Refinitiv' and the Refinitiv logo are registered trademarks of Refinitiv and its affiliated companies.

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